                                                                   EXHIBIT 99.17

DEBTOR:  DQSB II, INC.                              CASE NUMBER:  01-10974 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED



In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached December Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.





/s/ EDDIE J. PUSTIZZI
----------------------
Eddie J. Pustizzi
Director, Accounting

DEBTOR:  DQSB II, INC.                              CASE NUMBER:  01-10974 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS


Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to December Monthly Operating Report

                                     Summary Of Bank And Investment Accounts                              Attachment 1
                                                   DQSB II, Inc.
Summary                                       Case No: 01-10974 (JWV)                                        UNAUDITED
DQSB II, Inc.                              For Month Of December, 2002

                                          Balances
                              --------------------------------     Receipts &          Bank
                                   Opening           Closing       Disbursements       Statements          Account
Account                       As Of 12/01/02    As Of 12/31/02     Included            Included            Reconciled
-------                       --------------    --------------     --------            --------            ----------
No Bank Or Investment                NA                 NA             NA                  NA                  NA
Accounts

                            Receipts & Disbursements                Attachment 2
                                  DQSB II, Inc.
Summary                     Case No: 01-10974 (JWV)
DQSB II, Inc.             For Month Of December, 2002
Attach 2

       No Receipts Or Disbursements Due To No Bank Or Investment Accounts

                  Concentration & Investment Account Statements     Attachment 3
                                  DQSB II, Inc.
Summary                     Case No: 01-10974 (JWV)
DQSB II, Inc.             For Month Of December, 2002
Attach 3

          No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                              Date: 17-JAN-03 10:11:42
INCOME STATEMENT - ATTACHMENT 4                   Page:   1
Current Period: DEC-02

currency USD
Company=60 (DELTA QUEEN SC II)
                                                     PTD-Actual
                                                     31-Dec-02
                                                  ---------------
Revenue
Gross Revenue                                                 0.00
Allowances                                                    0.00
                                                  -----------------
Net Revenue                                                   0.00

Operating Expenses
Air                                                           0.00
Hotel                                                         0.00
Commissions                                                   0.00
Onboard Expenses                                              0.00
Passenger Expenses                                            0.00
Vessel Expenses                                               0.00
Layup/Drydock Expense                                         0.00
Vessel Insurance                                              0.00
                                                  -----------------
Total Operating Expenses                                      0.00

                                                  -----------------
Gross Profit                                                  0.00

SG&A Expenses
Sales & Marketing                                             0.00
Start-Up Costs                                                0.00
                                                  -----------------
Total SG&A Expenses                                           0.00

                                                  -----------------
EBITDA                                                        0.00

Depreciation                                                  0.00

                                                  -----------------
Operating Income                                              0.00

Other Expense/(Income)
Interest Income                                               0.00
Equity in Earnings for Sub                              (64,062.62)
Reorganization expenses                                       0.00
                                                  -----------------
Total Other Expense/(Income)                             64,062.62

                                                  -----------------
Net Pretax Income/(Loss)                                (64,062.62)

Income Tax Expense                                        4,904.83

                                                  -----------------
Net Income/(Loss)                                       (68,967.45)
                                                  =================

AMCV US SET OF BOOKS                                   Date: 20-JAN-03 12:59:24
BALANCE SHEET - ATTACHMENT 5                           Page:   1
Current Period: DEC-02

currency USD
Company=60 (DELTA QUEEN SC II)

                                                 YTD-Actual                  YTD-Actual
                                                 31-Dec-02                   22-Oct-01
                                              ---------------               ------------
ASSETS

Cash and Equivalent                                       0.00                       0.00

Restricted Cash                                           0.00                       0.00

Accounts Receivable                                       0.00                       0.00

Inventories                                               0.00                       0.00

Prepaid Expenses                                          0.00                       0.00

Other Current Assets                                      0.00                       0.00

                                              -----------------             --------------
Total Current Assets                                      0.00                       0.00


Fixed Assets                                              0.00                       0.00

Accumulated Depreciation                                  0.00                       0.00

                                              -----------------             --------------
Net Fixed Assets                                          0.00                       0.00


Net Goodwill                                              0.00                       0.00

Intercompany Due To/From                            (22,497.32)                (21,361.32)

Net Deferred Financing Fees                               0.00                       0.00

Net Investment in Subsidiaries                   (1,893,887.16)                178,552.30

                                              -----------------             --------------
Total Other Assets                               (1,916,384.48)                157,190.98

                                              -----------------             --------------
Total Assets                                     (1,916,384.48)                157,190.98
                                              =================             ==============

AMCV US SET OF BOOKS                                   Date: 20-JAN-03 12:59:24
BALANCE SHEET - ATTACHMENT 5                           Page:   2
Current Period: DEC-02

currency USD
Company=60 (DELTA QUEEN SC II)

                                                 YTD-Actual                  YTD-Actual
                                                 31-Dec-02                   22-Oct-01
                                              ---------------               ------------
LIABILITIES

Accounts Payable                                          0.00                       0.00

Accrued Liabilities                                       0.00                       0.00

Deposits                                                  0.00                       0.00

                                              -----------------             --------------
Total Current Liabilities                                 0.00                       0.00


Long Term Debt                                            0.00                       0.00

Other Long Term Liabilities                               0.00                  (4,904.83)

                                              -----------------             --------------
Total Liabilities                                         0.00                  (4,904.83)


Liabilities Subject to Compromise                         0.00                       0.00


OWNER'S EQUITY

Common Stock                                              0.00                       0.00

Add'l Paid In Capital                               600,000.00                 600,000.00

Current Net Income (Loss)                        (2,062,924.62)               (181,334.98)

Retained Earnings                                  (453,459.86)               (256,569.21)

                                              -----------------             --------------
Total Owner's Equity                             (1,916,384.48)                162,095.81

                                              -----------------             --------------
Total Liabilities & Equity                       (1,916,384.48)                157,190.98
                                              =================             ==============

DQSB II, Inc.                                               ATTACHMENT 6                                 01-10974 (JWV)
                                             Summary List of Due To/Due From Accounts
                                              For the Months Ended December 31, 2002

                                                CASE            BEGINNING                                                 ENDING
AFFILIATE NAME                                  NUMBER          BALANCE             DEBITS           CREDITS              BALANCE
American Classic Voyages Co.                    01-10954       (22,836.06)                -                -           (22,836.06)
AMCV Cruise Operations, Inc.                    01-10967        (2,330.40)                -                -            (2,330.40)
Great AQ Steamboat, L.L.C.                      01-10960           919.60                 -                -               919.60
Great Pacific NW Cruise Line, L.L.C.            01-10977           339.49                 -                -               339.49
Great River Cruise Line, L.L.C.                 01-10963           367.05                 -                -               367.05
Great Ocean Cruise Line, L.L.C.                 01-10959           877.52                 -                -               877.52
Cape Cod Light, L.L.C.                          01-10962            82.74                 -                -                82.74
Cape May Light, L.L.C.                          01-10961            82.74                 -                -                82.74
                                                               -------------------------------------------------------------------
                                                               (22,497.32)                -                -           (22,497.32)
                                                               ===================================================================

                                  DQSB II, Inc.
                                 01-10974 (JWV)




                            Accounts Receivable Aging
                             As of December 31, 2002







                                  Attachment 7


                                 Not Applicable

                                  DQSB II, Inc.
                                 01-10974 (JWV)




                             Accounts Payable Detail
                             As of December 31, 2002







                                  Attachment 8


                                 Not Applicable

DEBTOR:  DQSB II, INC.                              CASE NUMBER:  01-10974 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                   NOTES TO DECEMBER MONTHLY OPERATING REPORT


The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.


1. Other long-term liabilities had consisted of deferred tax assets and liabilities, net. Deferred tax assets and liabilities had been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax basis of assets and liabilities. The Debtor adjusted the recorded amounts to zero based upon the expected outcome of Chapter 11 proceedings.